EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Transition  Report of Consumer  Capital Group,  Inc.
(the "Company") on Form 10-K for the transition period from July 1, 2010 to December 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jianmin Gao, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Jianmin Gao
-----------------------------------
Jianmin Gao
Principal Executive Officer
March 31, 2011